February 7, 2006

Supplement

SUPPLEMENT DATED FEBRUARY 7, 2006 TO THE PROSPECTUS OF
MORGAN STANLEY BALANCED GROWTH FUND
Dated May 27, 2005

The second sentence of the section of the Fund’s Prospectus titled ‘‘Principal Investment Strategies — Common Stocks/Convertible Securities’’ is hereby deleted and replaced with the following:

The Fund’s investments may also include securities convertible into common stocks — including ‘‘synthetic,’’ ‘‘exchangeable’’ and ‘‘Rule 144A’’ convertibles.

The following paragraphs are hereby added within the section of the Fund’s Prospectus titled ‘‘Principal Investment Strategies — Common Stocks/Convertible Securities’’:

The Fund may invest up to 25% of its net assets in ‘‘exchangeable’’ convertible securities. ‘‘Exchangeable’’ convertible securities offer holders the opportunity to obtain higher current income than would be available from a traditional equity security issued by the same company, in return for reduced participation or a cap on appreciation in the underlying common stock of the issuer, which the holder can realize. In addition, in many cases, ‘‘exchangeable’’ convertible securities are convertible into the underlying common stock of the issuer automatically at maturity, unlike traditional convertible securities which are convertible only at the option of the security holder.

The Fund may invest up to 10% of its net assets in ‘‘synthetic’’ convertible securities. Unlike traditional convertible securities whose conversion values are based on the common stock of the issuer of the convertible security, ‘‘synthetic’’ convertible securities are preferred stocks or debt obligations of an issuer which are combined with an equity component whose conversion value is based on the value of the common stock of a different issuer or a particular benchmark (which may include a foreign issuer or basket of foreign stocks, or a company whose stock is not yet publicly traded). In many cases, ‘‘synthetic’’ convertible securities are not convertible prior to maturity, at which time the value of the security is paid in cash by the issuer.

The Fund’s convertible securities may include lower-rated fixed-income securities, commonly known as ‘‘junk bonds.’’

The following sentence is hereby added at the end of the third to last paragraph of the section of the Fund’s Prospectus titled ‘‘Principal Investment Strategies’’:

A convertible security is a bond, preferred stock or other security that may be converted into a prescribed amount of common stock at a prestated price.

The following sentences are hereby added at the end of the first paragraph of the section of the Fund’s Prospectus titled ‘‘Principal Risks — Convertible Securities’’:

There are also special risks associated with the Fund’s investments in ‘‘exchangeable’’ and ‘‘synthetic’’ convertible securities. These securities may be more volatile and less liquid than traditional convertible securities.

The following paragraph is hereby added within the section of the Fund’s Prospectus titled ‘‘Principal Risks’’:

Lower Rated Fixed-Income Securities (‘‘Junk Bonds’’). The Fund’s investments in fixed-income securities rated lower than investment grade, or if unrated, of comparable quality as determined by the Investment Adviser (commonly known as ‘‘junk bonds’’) pose significant risks. The prices of junk bonds are likely to be more sensitive to adverse economic changes or individual corporate developments than higher rated securities. During an economic downturn or substantial period of rising interest rates, junk bond issuers and, in particular, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing. In the event of a default, the Fund may incur additional expenses to seek recovery. The secondary market for junk bonds may be less liquid than the market for higher quality securities and, as such, may have an adverse effect on the market prices of certain securities. Many junk bonds are issued as Rule 144A securities. Rule 144A securities could have the effect of increasing the level of Fund illiquidity to the extent the Fund may be unable to find qualified institutional buyers interested in purchasing the securities. The illiquidity of the market may also adversely affect the ability of the Fund’s Trustees to arrive at a fair value for certain junk bonds at certain times and could make it difficult for the Fund to sell certain securities. In addition, periods of economic uncertainty and change probably would result in an increased volatility of market prices of high yield securities and a corresponding volatility in the Fund’s net asset value.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

37896SPT-02